STOCK PURCHASE AGREEMENT

         THIS STOCK  PURCHASE  AGREEMENT  dated as of  September  15,  1995 (the
"Agreement"), is entered into between THE IMMUNE RESPONSE CORPORATION, a Delaware corporation (the "Company"), having a place of business at 5935 Darwin Court, Carlsbad, California 92008, U.S.A., and TRINITY MEDICAL GROUP, CO., LTD., a Thai limited company (the "Investor"), having a place of business at 425/5 Silom No. 7, Silom Road, Bangkok 10500, Thailand. The parties hereby agree as follows:

         1. Purchase and Sale of Shares.

            1.1 Sale and Issuance of Shares. On the terms and subject to the conditions of the Agreement, the Investor shall purchase, and the Company shall sell and issue to the Investor, the following number of shares (the "Shares") of the Company's Common Stock on the following dates (each, a "Closing Date"), for the purchase price of US$15.00 per share (the "Purchase Price") :

            1.1.1 333,334 shares on April 30, 1996 (the "First Closing Date") ; and

            1.1.2 333,333 shares on the date (the "Second Closing Date") which is thirty (30) days after the date on which the Investor receives the required marketing approval from the governing health authority of Thailand for the Product; and

            1.1.3 333,333 shares on the date (the "Third Closing Date") which is thirty (30) days after the date on which the Investor receives the required factory establishment license, or other required approval from the governing health authority of Thailand to manufacture the Product in Thailand, provided that the parties have entered into a mutually acceptable manufacturing license agreement pursuant to the provisions of Section 5.4 of the License and Collaboration Agreement.


            1.2 Condition Precedent to the First Closing. The obligation of the Investor to Purchase the Shares on the First Closing Date shall be conditioned upon the Company submitting to the Investor, on or before the First Closing Date, evidence certified by a duly authorized representative of the Company and reasonably satisfactory to the Investor that the Company has the legal right to commence a Phase 3 clinical trial of the Product in the United States.


            1.3 Closings. Each such purchase and sale of the Shares shall take place on the applicable Closing Date, at such time and place (outside the United States) as the Company and the Investor mutually agree upon, verbally or in writing (which times and places each are designated as a "Closing"). At each Closing, the Company shall deliver to the Investor a certificate representing the Shares which the Investor is purchasing on such date against payment of the Purchase Price therefor. The Investor shall make each such payment to the Company by a bank wire in same day funds in the amount of the Purchase Price payable to the Company's order.

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            1.4 Collateral  for Purchase Price on First Closing.  The Investor's
obligation to pay the Purchase Price on the First Closing Date shall be secured by an irrevocable letter of credit (the "Letter of Credit") satisfying the following conditions: (a) the issuing bank shall be Bangkok Metropolitan Bank Public Company Limited; (b) the account party shall be the Investor; (c) the sole beneficiary shall be the Company; (d) the principal amount shall not be less than US$5,000,000; (e) the maturity date shall be not prior to May 15, 1996; (f) either (i) the beneficiary shall have the right to present the Letter of Credit for draw at a branch of Bangkok Metropolitan Bank Public Company Limited located in the United States, or (ii) the Letter of Credit shall be confirmed by a United States bank located in the United States, and the beneficiary shall have the right to present the Letter of Credit for draw at a branch of the confirming bank located in the United States; (g) the Letter of Credit shall be payable in United States dollars in immediately available funds;
(h) the Letter of Credit shall not be amended without the prior express written consent of the beneficiary; (i) the Letter of Credit shall be subject to the Uniform Customs and Practices for Documentary Credits; and (j) the Letter of Credit shall be in form and content reasonably acceptable to the Company and the only condition of payment shall be the presentation of

      Any statement purportedly signed by an officer of the Beneficiary, stating that Trinity Medical Group, Co., Ltd. has failed to make payment of the purchase price owing to the Beneficiary on April 30, 1996, pursuant to the provisions of the Stock Purchase Agreement dated as of September ___, 1995, between the Beneficiary and Trinity Medical Group, Co., Ltd.



The Investor shall deliver the Letter of Credit to the Company not later than sixty (60) days after the date of the Agreement. The Company's obligations under the Agreement are conditioned upon its receipt of the Letter of Credit.

            1.5 Definitions. The following terms, as used herein, shall have the following meanings:

            "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least forty percent (40%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

            "Common Stock" shall mean the Common Stock, par value US$0.0025 per share of the Company.

            "License and Collaboration Agreement" shall mean the License and Collaboration Agreement dated as of the date hereof, between the Company and the Investor (as the same may be amended or restated from time to time).

            "Material Adverse Effect" shall mean, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, assets, results of operations of such Person and, in the case of the Company, the Subsidiaries taken as a

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

whole.

            "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Person" shall mean an individual, corporation,  partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            "Product" shall mean a certain  immunotherapeutic product which uses
inactivated  human   immunodeficiency  virus  depleted  of  its  gp120  envelope administered in Incomplete Freund's Adjuvant.

            "Subsidiaries" shall mean TargeTech, Inc., and I. R. C. Inc.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

            2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

            2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for (a) the authorization, execution and delivery of the Agreement, (b) the performance of all obligations of the Company hereunder, and (c) the authorization, issuance (or reservation for issuance) and delivery of the Shares being sold hereunder, to the extent that the foregoing requires performance on or prior to a Closing, has been taken or will be taken on or prior to such Closing, and the Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

            2.3 Valid Issuance of Shares. The Shares which is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investor in the Agreement, will be issued in compliance with all applicable federal and state securities laws.

            2.4 Governmental Consents. The execution, delivery and performance by the Company of the Agreement require no action by or in respect of, or filing with, any governmental body, agency, or official other than (a) post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time periods and (b) any such action or filing as to which the failure to make or obtain would not, individually or in the aggregate, have a Material Adverse Effect.

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

            2.5 SEC Filings; Financial Statements.

            2.5.1 The Company has delivered to the Investor (a) the annual report on Form 10-K for its fiscal year ended 1994, (b) its quarterly report on Form 10-Q for its fiscal quarters ended March 31, 1995 and June 30, 1995, (c) its proxy or information statement relating to the annual meeting of the stockholders of the Company held on June 14, 1995, and (d) all of its other reports, statements, schedules and registration statements filed with the Securities and Exchange Commission (the "SEC") since December 31, 1994.

            2.5.2 As of its filing date, each such report or statement filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            2.5.3 The audited consolidated financial statement and unaudited consolidated interim financial statement of the Company included in its annual report on Form 10-K and the quarterly reports on Form 10-Q referred to in
Section 2.5.1 fairly present, in conformity with generally accepted accounting principles applied on a consistent basis, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended.

            2.6 The Company has not offered the Shares to any person in the United States, any identifiable group of U. S. citizens abroad, or to any U. S. Person (as defined in Regulation S promulgated under the 1933 Act by the SEC for offers and sales of securities occurring outside the United States (" Regulation S")).

            2.7 At the time the buy order was originated, the Company reasonably believed the Investor was outside the United States and was not a U. S. Person.

            2.8 The Company reasonably believes that the sale of Shares has not been prearranged with a buyer in the United States.

            2.9 The Company has not engaged nor is it aware that any party has engaged, and the Company will not engage, in any "directed selling efforts" (as defined in Regulation S) in the United States with respect to the Shares. The Company has not taken nor is it aware that anyone has taken, and the Company will not take directly or indirectly, or cause anyone to take, any action that constituted or constitutes, was designed to constitute or reasonably might be expected to cause or result in stabilization or manipulation of the market price for the Common Stock.

            2.10 The Company (a) is a "domestic issuer" and a "reporting issuer" (as such terms are defined in Rule 902 of Regulation S), and (b) has filed all material required to be filed by it pursuant to the requirements of Section 13(a) or of 15(d) the 1934 Act for at least the twelve (12) months immediately preceding the date hereof. The Common Stock trades on the Nasdaq National Market.

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

            3. Representations and Warranties of the Investor. The Agreement is made with the Investor in reliance upon the Investor's representation and warranties to the Company, which by such Investor's execution of the Agreement the Investor hereby confirms, that:

            3.1 Reliance on Representations. The Investor has been advised and acknowledges (a) that the Shares have not been and will not be registered under the 1933 Act, the securities laws of any state of the United States or the securities laws of any other country; and (b) that in issuing and selling the Shares to the Investor pursuant hereto, the Company is relying upon the "safe harbor" provided by Regulation S.

            3.2 Organization and Existence. The Investor is a limited company duly organized, validly existing and in good standing under the laws of Thailand and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

            3.3 Corporate Authorization. This execution, delivery and performance by the Investor of the Agreement are within the corporate powers of the Investor and have been duly authorized by all necessary corporate action on the part of the Investor. The Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

            3.4 Governmental Authorization. Except for the approval from the Bank of Thailand (" BOT") for the remittance to the Company of the funds representing the Purchase Price for the Shares purchased at each Closing, the execution, delivery and performance by the Investor of the Agreement require no action by or in respect of, or filing with, any governmental body, agency or official other than any such action or filing as to which the failure to make or obtain would not, individually or in the aggregate, have a Material Adverse Effect.

            3.5 Non-Contravention. The execution, delivery and performance by the Investor of the Agreement do not and will not (a) violate the memorandum or articles of association of the Investor or (b) assuming compliance with the matters referred to in Section 3.4, violate any applicable law, rule, regulation, judgment, injunction, order or decree except, in the case of clause
(b), to the extent that any such violation would not, individually or in the aggregate, have a Material Adverse Effect.

            3.6 Financing. The Investor has, or will have prior to each Closing, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to make payment of the Purchase Price and any other amounts to be paid by it hereunder on such Closing.

            3.7 The Investor (a) is domiciled and has its principal place of business outside the United States, (b) is not a U. S. Person (as defined in Regulation S), and (c) was not formed for the purpose of investing in securities not registered under the 1933 Act. As used herein, the "United States" means and includes the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

            3.8 At the time of offering to the Investor and communication of the Investor's order to purchase the Shares and at the time of the Investor's execution of the


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

Agreement, the persons acting on the Investor's behalf in connection therewith were located outside the United States.

            3.9 No offer to purchase the Shares was made in the United States.

            3.10 All subsequent offers and sale of the Shares will be made outside the United States in compliance with Rule 903 or Rule 904 of Regulation S , pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from such registration. The Investor understands the conditions of the exemption from registration afforded by Section 4(l) of the 1933 Act and acknowledges that there can be no assurance that will it be able to rely on such exemption. In any case, the Investor will not resell the Shares purchased at a Closing to U.S. Persons or within the United States until after the end of the ninety (90) day period commencing on the Closing Date for such Closing (the "Restricted Period"). This ninety (90) day period is a fifty (50) day extension of the forty (40) day period set forth in Regulation S.

            3.11 The Investor has not and, during the Restricted Period, will not (a) enter into any long-put option, short call option or short position with respect to shares of Common Stock or engage in any other transaction in such shares or in options or other derivative securities relating thereto which is intended to hedge the Investor's ownership position in the shares; and (b) directly or indirectly use the Shares to cover or otherwise satisfy its obligations under any put option, call option or short position with respect to shares of Common Stock.

            3.12 The purchase and sale of securities, whether as principal or as agent, is a regular part of the ordinary business of the Investor.

            3.13 The Investor is purchasing the Shares for its own account for investment purposes and not with a view toward distribution.

            3.14 The Investor is not a  "distributor"  (as defined in Regulation
S) or a "dealer" (as defined in the 1933 Act).

            3.15 The Investor has made its own investigation of the Company and its business prospects and of the risks associated with an investment in the Shares and acknowledges that no representation or warranty with respect to the Company's business prospects has been made in the Agreement by or on behalf of the Company.

            3.16 In the event of resale of the Shares during the Restricted Period, the Investor (a) shall provide written confirmation or other written notice to any distributor, dealer or person receiving a selling concession, fee or other remuneration with respect to the Shares stating that such subsequent purchaser is subject to the same restrictions on offers and sales that apply to the Investor, and (b) shall require that any such subsequent purchaser shall provide such written confirmation or other notice upon resale during the Restricted Period.

            3.17 Confidentiality. The Investor hereby represents, warrants and covenants that it shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to it by the Company in connection with the Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by the Investor, or (b) lawfully disclosed to the Investor by a third party who possessed such information without any obligation of confidentiality. The Investor further covenants that it shall

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

return to the Company all tangible materials containing such information upon request by the Company. The Investor agrees that it will restrict access to the Company's confidential information among its officers, directors and employees to those persons with a need to use such information.

         4. Mutual Condition to each Closing. The obligations of the Company to sell, and the Investor to purchase, the Shares under the Agreement are each subject to the satisfaction or, to the extent legally permissible, waiver by each such party at or prior to each Closing of the following condition:

            4.1 No Prohibition. There shall not then be in effect any order enjoining or restraining the transactions contemplated by the Agreement or the License and Collaboration Agreement and there shall not then be instituted or pending any action or proceeding before any federal or state court or governmental agency or other regulatory or administrative agency or instrumentality (a) challenging the acquisition of the Shares by the Investor or otherwise seeking to restrain or prohibit consummation of the transactions contemplated by the Agreement or the License and Collaboration Agreement or seeking to impose any material limitations on any provisions of the Agreement or the License and Collaboration Agreement; or (b) except as contemplated herein, seeking to impose limitations on the Investor's ability effectively to exercise full rights of ownership of the Shares.

         5. Conditions of the Investor's Obligations at each Closing. The obligations of the Investor under Section 1.1 of the Agreement are subject to the fulfillment on or before each Closing of each of the following conditions, the waiver of which shall not be effective if such Investor does not consent in writing thereto:

            5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

            5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in the Agreement that are required to be performed or complied with by the Company on or before such Closing.

            5.3 Compliance Certificate. The President or a Vice President of the Company shall deliver to such Investor at such Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there has been no Material Adverse Effect since June 30, 1995, other than because of operating losses and changes in the ordinary course of business.

            5.4 Secretary's Certificate. The Secretary of the Company shall deliver to the Investor at such Closing a certificate certifying that attached thereto are true and complete copies of each of the following documents:

            5.4.1 Restated Certificate of Incorporation, and all amendments and certificates of designation thereto as in effect on the applicable Closing Date, of the Company;

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

            5.4.2 Bylaws, as amended as in effect on the applicable Closing Date, of the Company; and

            5.4.3 Copies of the resolutions of the Company's Board of Directors authorizing execution and delivery of the Agreement and the License and Collaboration Agreement and performance of the transactions contemplated herein and therein.

         6. Conditions of the Company's Obligations at each Closing. The obligations of the Company to the Investor under the Agreement are subject to the fulfillment on or before each Closing-of each of the following conditions by the Investor:

            6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 hereof shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

            6.2 Performance. The Investor shall have performed and complied with all agreements, obligations and conditions contained in the Agreement that are required to be performed or complied with by the Investor on or before such Closing.

            6.3 Bank of Thailand Approval. The Investor shall have received from the Bank of Thailand and delivered to the Company a copy of, the written approval for the remittance of the funds representing the Purchase Price for the Shares purchased on such Closing.

            6.4 Compliance Certificate. The President or a Vice President of the Investor shall deliver to Company at such Closing a certificate certifying that the conditions specified in Sections 6.1, 6.2 and 6.3 have been fulfilled and stating that there has been no Material Adverse Effect since June 30, 1995, other than because of operating losses and changes in the ordinary course of business.

            6.5 Officer's Certificate. A duly authorized executive officer of the Investor shall deliver to Company at such Closing a certificate certifying that attached thereto are true and complete copies of each of the following documents:

            6.5.1 Memorandum of Association and the affidavit issued by the Ministry of Commerce as in effect on the applicable Closing Date, of the Investor;

            6.5.2 Articles of Association, as amended as in effect on the applicable Closing Date, of the Investor; and

            6.5.3 Copies of the resolutions of the Investor's Board of Directors authorizing execution and delivery of the Agreement and the License and Collaboration Agreement and performance of the transactions contemplated herein and therein.

            6.6  Additional  Conditions.  The  Investor  shall  have  made  such additional representations and warranties and satisfied such additional conditions precedent, and shall agree to such additional post-closing covenants, as reasonably requested by the Company upon advice of its legal counsel to comply with amendments by the applicable governmental authorities to, or

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

interpretations by the applicable governmental authorities of, Regulation S (or its successor) after the date of the Agreement.

         7. Termination.

            7.1 Grounds for Termination. The Agreement may be terminated at any time prior to the Third Closing Date:

            7.1.1 by mutual written agreement of the Company and the Investor;

            7.1.2 by either the Company or the Investor if the License and Collaboration Agreement expires or is terminated for any reason; or

            7.1.3 by either the  Company or the  Investor  if there shall be any applicable law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

            The party desiring to terminate the Agreement shall give notice of such termination to the other party.

            7.2 Effect of Termination. If the Agreement is terminated as permitted by Section 7.1, termination shall be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party to the Agreement; provided that if such termination shall result from the willful failure of either party to fulfill a condition to the performance of the obligations of the other party, failure to perform a covenant of the Agreement or breach by either party hereto of any representation or warranty or agreement contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach. The provisions of Sections 3.17 and
8.6 shall survive any termination hereof.

            8. Miscellaneous.

            8.1 Successors and Assigns. The terms and conditions of the Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in the Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of the Agreement, except as expressly provided in the Agreement.

            8.2 Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof. If a party initiates any legal action or other proceeding for the enforcement or interpretation of the Agreement, or because of a dispute or an alleged default, breach or misrepresentation in connection with the Agreement or the rights or obligations of the parties hereunder, the parties consent to the exclusive personal jurisdiction of the appropriate state or federal court located in San Francisco, California, U. S. A., in such action or other proceeding.

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

            8.3 Counterparts. The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            8.4 Titles and Subtitles. The titles and subtitles used in the Agreement are used for convenience only and are not to be considered in construing or interpreting the Agreement.

            8.5 Notices. Any consent, notice or report required or permitted to be or made under the Agreement by a party to the other shall be in writing, delivered  personally  or by  facsimile  (and  promptly  confirmed  by  personal delivery, air mail or internationally-recognized courier), air mail or internationally-recognized courier, postage prepaid (where applicable), addressed to the other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in the Agreement) shall be effective upon receipt by the addressee.

If to
the Company:                        The Immune Response Corporation
                                    5935 Darwin Court
                                    Carlsbad, California 92008, U. S. A.
                                    Attention: Dennis J. Carlo, Ph. D.

with a copy to:                     Pillsbury Madison &Sutro
                                    235 Montgomery Street, 15th Floor
                                    San Francisco, California 94104, U.S.A.
                                    Attention: Thomas E. Sparks, Jr.

If to
the Investor:                       Trinity Medical Group, Co., Ltd.
                                    425/5 Silom No. 7
                                    Silom Road
                                    Bangkok 10500, Thailand
                                    Attention: Mr. Arun Churdboonchart

            8.6 Finders' Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible.

            The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

            8.7 Expenses. Irrespective of whether any Closing is effected, the Company and the Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of the Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of the Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            8.8 Amendments and Waivers. Any term of the Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the mutual written consent of the Company and the Investor. Any, amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under the Agreement at the time outstanding, each future holder of all such securities, and the Company.

            8.9 Severability. If one or more provisions of the Agreement are he to e unenforceable under applicable law, such provision shall be excluded from the Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            8.10 Entire Agreement. The Agreement and the License and Collaboration Agreement, together with their respective exhibits, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by either party hereto. Neither the Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

          IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

                                                 THE IMMUNE RESPONSE CORPORATION


                                                 By: /s/ Dennis J. Carlo
                                                    ----------------------------
                                                 Title:  President and CEO
                                                       -------------------------


                                                 TRINITY MEDICAL GROUP, CO., LTD


                                                 By: /s/ Arun Churdboonchart
                                                    ----------------------------
                                                 Title:  President and CEO
                                                       -------------------------


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